Significant accounting policies	12 Months Ended
Dec. 31, 2019
Significant accounting policies
Significant accounting policies

Note 1. Significant accounting policies

The accounting policies set out below have been applied consistently to all periods presented in these consolidated Financial Statements, unless otherwise stated.

Table of contents:

(a)	Reporting entity
(b)	Basis of presentation
(c)	Changes to accounting policies and presentation
(d)	Basis of consolidation
(e)	Segment reporting
(f)	Recognition of operating income
(g)	Foreign currency transactions
(h)	Financial instruments
(i)	Tangible assets
(j)	Intangible assets
(k)	Employee benefits
(l)	Equity
(m)	Taxes
(n)	Earnings per share
(o)	Statement of cash flows
(p)	Critical accounting policies, assumptions and estimates
(q)	New standards and amendments to standards and interpretations not yet adopted and considered relevant to SEK

(a) Reporting entity

AB Svensk Exportkredit (the “Parent Company”, the “Company” or “SEK”) is domiciled in Sweden. The address of the Company’s registered office is Klarabergsviadukten 61–63, P.O. Box 194, SE-101 23 Stockholm, Sweden. The Consolidated Group as of December 31, 2019 consists of SEK and its wholly owned, inactive subsidiary, SEKETT AB. These are jointly referred to as the “Consolidated Group” or the “Group”. During 2018, the winding-down of the subsidiary Venantius AB, including its wholly owned subsidiary VF Finans AB, was completed.

(b) Basis of presentation

(i) Statement of compliance

The consolidated accounts have been compiled in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The IFRS standards applied by SEK are all endorsed by the European Union (EU). Additional standards, consistent with IFRS, are imposed by the Swedish Annual Accounts Act for Credit Institutions and Securities Companies (1995:1559) (ÅRKL), Recommendation RFR 1, Supplementary Accounting Principles for Groups, issued by the Swedish Financial Reporting Board (RFR), and the accounting regulations of the Swedish FSA (FFFS 2008:25), all of which have been complied with in preparing the Consolidated Financial Statements, of which these notes form a part. SEK also follows the Swedish Government’s general guidelines regarding external reporting in accordance with the State’s ownership policy and guidelines for state-owned companies. The information in these notes relates to both the Consolidated Group and the Parent Company, unless otherwise stated.

Certain additional disclosures required by applicable regulations or legislation are included in the notes.

The Consolidated Financial Statements and the Parent Company’s annual report were approved for issuance by SEK’s Board of Directors on February 20, 2020. The Group’s Statements of Comprehensive Income and Financial Position and the Parent Company’s Income Statement and Balance Sheet will be subject to approval by SEK’s shareholder at the Annual General Meeting to be held on March 26, 2020.

(ii) Basis of measurement

The Consolidated Financial Statements have been prepared on an amortized cost basis, subject to the following exceptions:
all derivatives are measured at fair value,
financial instruments — measured at fair value through profit or loss — are measured at fair value, and when applying hedge accounting at fair value, amortized cost is adjusted in the Consolidated Financial Statements based on the underlying hedged item, to reflect changes in fair value with regard to the hedged risk.

(iii) Functional and presentation currency

SEK has determined that the Swedish krona (Skr) is the Parent Company’s functional and presentation currency under IFRS. Significant factors are that SEK’s equity is denominated in Swedish kronor, its performance is evaluated based on a result expressed in Swedish kronor, and that a large portion of SEK’s expenses, especially personnel expenses, other expenses and taxes, are denominated in Swedish kronor. SEK manages its foreign currency risk by hedging exposures between the Swedish kronor and other currencies.

(iv) Going concern

SEK’s Board of Directors and management have made an assessment of SEK’s ability to continue as a going concern and are satisfied that SEK has the resources to continue operations for the foreseeable future. The Board of Directors and management are not aware of any material uncertainties that could cast significant doubt upon SEK’s ability to continue as a going concern. Therefore, the Financial Statements continue to be prepared on a going-concern basis.

(c) Changes to accounting policies and presentation

In all significant respects, the accounting policies, bases of calculation and presentation are unchanged compared with the 2018 annual report, except for the changes described below. In addition to the changes below, certain amounts reported in prior periods have been restated to conform to the current presentation. SEK analyzes and assesses the application and impact of changes in financial reporting standards that are applied within the Group. Changes that are not mentioned are either not applicable to SEK or have been determined to not have a material impact on SEK’s financial reporting.

(i)	IFRS 16 Leasing

As of January 1, 2019, SEK began applying IFRS 16 Leases to the Consolidated Group and the Parent Company. The standard replaces IAS 17, and related interpretations with changes for lessees. The standard became applicable January 1, 2019. All leases with the exception of short-term and low-value leases are to be recognized as right-of-use assets subject to depreciation with corresponding liabilities in the lessee's balance sheet, and the lease payments are to be recognized as repayments and interest expenses. As a result, the straight-line operating lease expense is replaced by an expense for depreciation of the right-of-use lease assets and an interest expense on the lease liability. In the statement of cash flows, payments for the principal portion of the lease liability are presented within financing activities and payments for the interest portion are presented within operating activities.

Lessor accounting remains essentially unchanged. IFRS 16 has primarily affected SEK's recognition of operational leases for rental premises, as the lease definition and lease criteria have not resulted in other agreements being regarded as leases as compared to IAS 17. SEK has also decided to apply the exceptions for short-term and low-value leases. The right-of-use asset is accounted for under Tangible and intangible assets and the leasing liability is accounted for under Other liabilities. The lease term is determined as the non-cancellable period of a lease, together with any extension or termination options when SEK is reasonably certain to exercise them. The future cash flows are discounted using SEK's incremental borrowing rate. SEK applied the simplified approach during the transition to IFRS 16, and measured the right-of-use asset at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to the lease. Right-of-use assets, leasing liabilities, depreciation and interest expenses are not expected to have any material impact on SEK's financial statements or capital adequacy or large exposure ratios. The table shows the transition effect of IFRS 16 reconciling the closing balances under IAS 17 as of December 31, 2018, with the opening balances under IFRS 16 as of January 1, 2019.

Transition effect from IFRS 16 on Consolidated Statement of Financial Position

Skr mn	Dec 31, 2018	Effect	Jan 1, 2019
Assets
Tangible and intangible assets	69	94	163
Total assets	302,033	94	302,127

Liabilities
Other liabilities	1,069	95	1,164
Accrued expenses and prepaid revenues	2,583	-1	2,582
Total liabilities	283,794	94	283,888

Reconciliation of lease commitments according to IAS 17 at December 31, 2018 to lease liabilities at January 1, 2019

Skr mn
Future minimum lease payments under non-callable leases at December 31, 2018(1)	-92
Discounting effect(2)	0
Increase in lease term	-2
Deduction for leases reclassified as low value leases	0
Other changes	-1
Lease liability at January 1, 2019	-95
(1)	According to IAS 17, see note 8.
(2)	The average incremental borrowing rate is 0.32%.
(ii)	Changes in IFRS 9 and IFRS 7 - reform for new reference rates

SEK has elected early adoption of the amendments to IFRS 9, IAS 39 and IFRS 7 Interest Rate Benchmark Reform issued by IASB in September 2019 (IBOR reform). The amendments have been adopted retrospectively to hedging relationships that existed at the start of the reporting period or were designated thereafter. The amendments provide temporary relief for hedge accounting requirements for hedging relationships directly affected by IBOR reform and allow hedge accounting to continue as before during the relief period. The reliefs that apply to SEK are 1) in assessing the economic relationship between the hedged item and the hedging instrument assume that the interest rate benchmark on which the hedged risk is based on is not altered by IBOR reform, and 2) the risk component only needs to be separately identifiable at initial recognition and not on an ongoing basis. The amendments becomes applicable at January 1, 2020, and must be applied retrospectively. The changes are not expected to have any material impact on SEK's financial statements, capital adequacy or large exposure ratios.

(iii)	Changes in Swedish regulations

FFFS 2008:25 was amended to include new disclosure requirements related to capital requirements and own funds. The new disclosure requirements are included in note 25 Capital adequacy.

In addition, the Swedish Financial Reporting Board has amended the accounting recommendation for legal entities by issuing “RFR 2 Supplementary Accounting Rules for Legal Entities – January 2019”. SEK implemented those amendments on January 1, 2019 but they have not had any significant impact on SEK’s Financial Statements.

(d) Basis of consolidation

The Consolidated Financial Statements encompass the Parent Company and subsidiaries, meaning companies over which the Parent Company has control and that are impacted by the Company’s results. The Consolidated Financial Statements have been prepared using the purchase method. The Financial Statements of the subsidiary are included in the Consolidated Financial Statements from the date that control commences until the date that control ceases. The accounting policies of the subsidiary are consistent with Group policies. Intra-group transactions and balances, and any unrealized gains and losses arising from intra-group transactions, are eliminated in preparing the Consolidated Financial Statements. Unless otherwise stated or when it is clear from the context, the information in these notes relates to the Consolidated Group and the Parent Company. Consolidation of SEK pursuant to the supervisory regulations does differ from the consolidation made in the Consolidated Financial Statements for 2019, as SEKETT AB is not a financial company and no consolidation of SEK pursuant to the supervisory regulation was made. Since no subsidiary is an institute pursuant to the CRR definition, no subsidiary is subject to the supervisory regulations on an individual basis. No current or anticipated material restrictions to prompt transfer of own funds or repayment of liabilities among the parent or its subsidiary have been identified.

(e) Segment reporting

Segments are identified based on internal reporting to the chief executive officer (“CEO”) who serves as the chief operating decision maker. SEK has one segment, lending, based partly on the Company’s assignment from the owner, which is to ensure access to financial solutions for the Swedish export industry on commercial and sustainable terms, and partly on how governance and earnings monitoring of the business are conducted. Accordingly, no segment reporting has been prepared. Disclosures regarding the geographic breakdown and revenue per product group are presented in note 2.

(f) Recognition of operating income

(i) Net interest income

Interest income and interest expense related to all financial assets and liabilities, regardless of classification, are recognized in net interest income. Interest income and interest expense are recognized on a gross basis, with the exception of interest income and interest expenses related to derivatives, which are reported on a net basis. Interest for derivatives used to hedge borrowing is recognized as interest expense and interest on all derivatives used to hedge assets is recognized as interest income, regardless of whether the contracts’ net interest is positive or negative. This reflects the real interest expense of borrowing after taking economic hedges into account. Negative interest rates on assets are recognized as interest expense and negative interest rates on liabilities are recognized as interest income. Interest income calculated  using the effective interest method presented in SEK’s Financial Statements applies only to those assets that are subsequently measured at amortized cost and the interest for hedging instruments related to those assets as the effective interest method is a measurement technique whose purpose is to calculate amortized cost and allocate interest income over the relevant time period. This interest income and corresponding interest expense are calculated and recognized based on the effective interest rate method or based on a method that results in interest income or interest expense that is a reasonable approximation of the result that would be obtained using the effective interest method as the basis for the calculation.  The effective interest rate is regarded as an integral part of the effective interest rate of a financial instrument (usually fees received as compensation for risk). The effective interest rate is equivalent to the rate used to discount contractual future cash flows to the carrying amount of the financial asset or liability. The item Other interest income covers interest income of financial assets at fair value through profit or loss and the administrative remuneration for the CIRR-system, as defined below. In addition to interest income and interest expense, net interest income, where these are recognized as interest expense, includes the resolution fee (formerly called the stability fund fee) and guarantee commissions that are comparable to interest.

Pursuant to the Company’s assignment as stated in its owner instruction issued by the Swedish government, SEK administers credit granting in the Swedish system for officially supported export credits (the “CIRR-system”). SEK receives compensation from the Swedish government in the form of an administration fee, which is calculated based on the principal amount outstanding. SEK has determined that the CIRR-system should be considered an assignment whereby SEK acts as an agent on behalf of the Swedish government, rather than being the principal in individual transactions. Accordingly, interest income, interest expense and other costs pertaining to CIRR-system assets and liabilities are not recognized in SEK’s Statement of Comprehensive Income. The administrative compensation received by SEK from the Swedish government is recognized as part of interest income in SEK’s Statement of Comprehensive Income since the commission received in compensation is equivalent to interest. Any income for SEK that arises from its credit arranger role is recognized in SEK’s Statement of Comprehensive Income under net interest income.

All assets and liabilities related to the CIRR-system are respectively included in the Consolidated Statement of Financial Position since SEK bears the credit risk for the lending and acts as the counterparty for lending and borrowing. Unrealized revaluation effects on derivatives related to the CIRR-system are recognized net under other assets.

(ii) Net fee and commission expense

Commissions earned and commissions incurred are recognized as net fee and commission expense in SEK’s Statement of Comprehensive Income. The gross amounts of commissions earned and commissions incurred are disclosed in the notes to the Financial Statements. The major part of the revenues classified as commission earned constitutes revenue from contracts with customers according to IFRS 15. The recognition of commissions earned depends on the purpose for which the fee is charged. Fees are either recognized as revenue when services are performed or accrued over the period of a specific business transaction. Lending fees that are not part of the effective interest of a financial instrument are recognised at a point of time, such as when the transaction has been performed. Commissions incurred are transaction-based, and are recognized in the period in which the services are received. Guarantee commissions that are comparable to interest and fees that comprise integrated components of financial instruments, and therefore included in the effective interest rate, are not recognized as commissions and are instead included under net interest income.

(iii) Net results of financial transactions

Net results of financial transactions include realized gains and losses related to all financial instruments and unrealized gains and losses on all financial instruments measured at fair value, except for the types of financial instruments for which the change is to be recognized in other comprehensive income. Gains and losses include gains and losses related to currency exchange effects, interest-rate changes, changes in basis-spreads and changes in the credit rating of the counterparty to the financial contract. The item also includes the hedge ineffectiveness, i.e., market value changes attributable to hedged risks and derivatives in fair-value hedges. Realized gains and losses from financial instruments measured at amortized cost, such as interest rate compensation received and realized gains/losses from the repurchase of issued own debt, are recognized as they arise directly under net results of financial transactions.

(g) Foreign currency transactions

Monetary assets and liabilities in foreign currencies have been translated into the functional currency (Swedish krona) at the exchange rates applicable on the last day of each reporting period. Revenues and costs in foreign currencies are translated into Swedish kronor at the exchange rate prevailing on the dates that they arise. Any changes in the exchange rates between the relevant currencies and the Swedish krona relating to the period between the dates that they arise and the date of settlement are recognized as currency exchange effects. Currency exchange effects on the nominal amounts of financial assets and liabilities measured at fair value are recognized as currency exchange effects, although the currency exchange effect on the change in fair value that arises due to other components is not separated. Currency exchange effects are included as a component of net results of financial transactions.

(h) Financial instruments

(i) Recognition and derecognition in the Statement of Financial Position

When recognizing financial instruments, trade date accounting is applied for the recognition and derecognition of securities bought, securities issued and derivatives. Other financial instruments are recognized in the Statement of Financial Position and derecognized from this on the relevant settlement date. The difference between the carrying amount of a financial liability or an asset (or part of a financial liability or an asset) that is extinguished or transferred to another party and the consideration paid is recognized in the Statement of Comprehensive Income under net results of financial transactions. A financial asset or liability is recognized in the Statement of Financial Position only when SEK becomes a party to the contractual provisions of the instrument. A financial asset is derecognized from the Statement of Financial Position when the contractual rights to receive the cash flows from the asset cease or when the asset is transferred and the transfer qualifies for derecognition. A financial liability (or part of a financial liability) is derecognized from the Statement of Financial Position only when it is extinguished, such as when the obligation specified in the contract is discharged, canceled or expires. In the case of renegotiated financial assets, such as lending, the asset is derecognized from the Statement of Financial Position when the terms of the loan are deemed to be substantially different. The terms are deemed to be substantially different when the present value of the cash flows under the new terms, including any fees paid net of any fees received and discounted using the original effective interest rate, differs by not less than 10 percent from the discounted present value of the remaining cash flows for the original debt instrument. A change of currency or counterparty are deemed substantially different terms. Should the renegotiated loan entail terms that are substantially different, it is recognized as a new loan.

(ii) Measurement on initial recognition

When financial instruments are initially recognized, they are measured at fair value plus, in the case of financial assets or financial liabilities not carried at fair value through profit or loss, any transaction costs that are directly attributable to the acquisition or issuance of the financial asset or financial liability.

(iii) Offsetting

Financial assets and liabilities are offset and presented in the Statement of Financial Position when the Group has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously. Derivative assets and derivatives liabilities in relation to central clearing counterparties are offset in the Consolidated Statement of Financial Position, but cash collateral received or paid is accounted for separately as paid or received cash collaterals. Refer to note 14 for further information about the offsetting of financial assets and financial liabilities.

(iv) Classification of financial assets and liabilities

Financial assets and liabilities are categorized in two categories for valuation purposes: amortized cost (“AMC”) and fair value through profit or loss (FVTPL).

Financial assets at amortized cost (AMC). The balance sheet items Cash and cash equivalents, Loans to credit institutions, Loans to the public and Loans in the form of interest-bearing securities are recognized at amortized cost, provided that the following criteria are met by all assets:

The financial asset is included in a portfolio where the business model aims to collect contractual cash flows and the terms and conditions for the financial asset entail that the cash flows received comprise solely payments of principal and interest (SPPI) on nominal amounts outstanding.

The business model is based on SEK’s overriding portfolio objective, and on how the Company manages, monitors and evaluates the financial assets in the portfolio from both a business and a risk perspective.

The business model is established at a level (homogenous portfolio) that reflects how the asset is treated in relation to the objective/business goal.

The following parameters have been evaluated in relation to the liquidity portfolio:

Internal targets and governance of the liquidity portfolio, and documentation thereof;

Administration and commercial follow-up;

Risk management, follow-up and reporting;

Frequency, objective and volume in terms of noted sales; and

Remuneration models, and how these are impacted by valuation methods.

IFRS 9 requires that SEK categorize financial assets based on the properties of the contractual cash flows, where the financial asset is held in a business model with the objective of holding assets to collect contractual cash flows (hold to collect).

The assessment of the properties of the contractual cash flows aims to identify if the contractual cash flows comprise solely payments of principal and interest, which is an SPPI test. Contractual cash flows that solely payments of principal and interest qualify as a basic lending arrangement, which is a prerequisite for measuring the instrument at amortized cost. SEK has prepared a tool for the implementation and documentation of evaluations and assessments of financial assets in the lending portfolios, whereby relevant factors are taken into consideration, such as the tenor of the interest rate in relation the interest-rate setting period, interest-rate cap/floor, index-linked coupon/interest, payment trigger, currency mismatch, government interest rates and early repayment.

Financial assets measured at fair value through profit or loss (FVTPL). Derivatives are measured at FVTPL. Interest-bearing securities included in SEK’s liquidity investments, consisting of the balance-sheet items Treasuries/government bonds and Other interest-bearing securities except loans, are measured at fair value (FVTPL) and, accordingly, they are included in a portfolio, where the business model entails measurement at fair value. Financial assets measured at fair value through profit or loss (FVTPL) are recognized at fair value in the Statement of Financial Position. Changes in fair value are recognized in profit or loss under the item Net results of financial transactions.

Financial liabilities measured at fair value through profit or loss (FVTPL). There are two main subcategories in the category of financial liabilities at fair value through profit or loss: financial liabilities designated upon initial recognition at fair value through profit or loss (FVO) and financial liabilities mandatorily measured at fair value. Securities issued by SEK containing embedded derivatives are in their entirety irrevocably classified as financial liabilities at fair value through profit or loss. Derivatives are measured at FVTPL. Financial liabilities measured at fair value through profit and loss are recognized at fair value in the Statement of Financial Position. Changes in fair value are recognized in profit or loss under the item Net results of financial transactions with the exception of gains and losses that arise from changes in SEK’s own credit risk on liabilities classified in accordance with FVO. Such changes are recognized in the Reserve for changes in own credit risk under Other comprehensive income and are not reclassified to profit or loss.

Financial liabilities at amortized cost (AMC). All debt securities issued by SEK other than those classified as financial liabilities at fair value through profit or loss are measured at amortized cost, using the effective interest rate method. Where one or more derivative is used to hedge currency, interest rate and/or other exposures, fair-value hedge accounting is applied. Subordinated debt is classified as other financial liabilities and is subject to fair-value hedge accounting. When applying fair-value hedge accounting on subordinated debt, hedging is applied to the subordinated debt for the period corresponding to the derivative’s time to maturity, when the maturities do not coincide.

(v) Presentation of certain financial instruments in the Statement of Financial Position

The presentation of financial instruments in the Statement of Financial Position differs in certain respects from the categorization of financial instruments made for valuation purposes. Loans in the form of interest-bearing securities comprise loans granted to customers that are contractually documented in the form of interest-bearing securities, as opposed to bilateral loan agreements, which are classified in the Statement of Financial Position either as loans to credit institutions or loans to the public. All other financial assets that are not classified in the Statement of Financial Position as loans in the form of interest-bearing securities are presented as cash and cash equivalents, treasuries/government bonds, other interest-bearing securities except loans or derivatives.

(vi) Presentation of certain financial instruments

Derivatives. In the ordinary course of its business, SEK uses various types of derivatives for the purpose of hedging or eliminating SEK’s interest-rate, currency-exchange-rate or other exposures. Derivatives are classified as financial assets or liabilities at fair value through profit or loss. Where SEK decides to categorize a financial liability at fair value through profit or loss (FVO), the purpose is to avoid the mismatch that would otherwise arise from the fact that the changes in the value of the derivative, measured at fair value, would not match the changes in value of the underlying liability, measured at amortized cost.

Guarantees. SEK holds financial guarantees in connection with certain loans. Such guarantees are ordinarily accounted for as guarantees in accordance with SEK’s established accounting policy and are therefore not recognized in the Consolidated Statement of Financial Position (except for the deferred costs of related guarantee fees paid in advance for future periods). When SEK classifies a risk-mitigating instrument as a financial guarantee, SEK always owns the specific asset whose risk the financial guarantee mitigates and the potential amount that SEK can receive from the counterparty under the guarantee represents only the actual loss incurred by SEK related to its holding. Premiums on financial guarantees are accrued and recognized as interest expense in net interest income. Credit default swaps are recognized at fair value at fair value through profit or loss.

Embedded derivatives. In the ordinary course of its business, SEK issues financial liabilities that frequently contain embedded derivatives. When financial liabilities contain embedded derivatives, where the financial characteristics and risks of the instrument’s unique components are not related, the entire instrument is irrevocably classified as financial liabilities measured at fair value through profit or loss (FVO), and thus does not separate the embedded derivatives.

Leasing assets (SEK as a lessor). In the ordinary course of its business, SEK acquires leases that are classified as finance leases (as opposed to operating leases). When making such a classification, all aspects of the leasing contract, including third-party guarantees, are taken into account. Any lease payment that is received from a lessee is divided into two components for the purposes of measurement: one component constituting a repayment of the loan and the other component recognized as interest income.

Lease liability (SEK as a lessee). All leases, with the exception of short-term and low-value leases, are to be recognized as right-of-use assets subject to depreciation with corresponding liabilities in the lessee's balance sheet, and the lease payments are to be recognized as repayments and interest expenses. The leasing liability is accounted for under Other liabilities. The lease term is determined as the non-cancellable period of a lease, together with any extension or termination options when SEK is reasonably certain to exercise them. Reassessments of extensions and terminations options are made upon the occurrence of either a significant event or a significant change in circumstances that is within the control of SEK and will affect the assessment of whether it is reasonably certain to exercise the option. The lease term is revised if there is a change in the non-cancellable period of lease, for example, if an option not previously included in the lease term is exercised. The lease liability consists of the future cash flows, which are discounted using SEK's incremental borrowing rate. SEK has also decided to apply the exceptions for short-term and low-value leases, for example office machinery, which are accounted for as leasing cost under other administrative expenses. SEK has elected not to separate non-lease components from lease components, and accounts for each lease component and any associated non-lease component, except for expenses for real estate tax and non-deductible value added tax, as a single lease.

Committed undisbursed loans and binding offers. Committed undisbursed loans and binding offers, disclosed under the heading “Commitments” in note 24 are measured as the undiscounted future cash flows concerning loan disbursements related to loans committed but not yet disbursed at the reporting period end date, as well as binding offers.

Repurchased debt. SEK repurchases its own debt from time to time. Gains or losses that SEK realizes when repurchasing own debt instruments are recognized in the Statement of Comprehensive Income as a component of Net results of financial transactions.

(vii) Hedge accounting

SEK applies hedge accounting in cases where derivatives are used to create economic hedging and the hedge relationship is eligible for hedge accounting, with the exception of lending within the CIRR-system, for which hedge accounting is not applied. The method used for hedge accounting is either fair-value hedge accounting or cash-flow hedge accounting. In order to be able to apply hedge accounting in accordance with IFRS 9, the hedge relationship must meet the hedge effectiveness criteria at the beginning of each hedged period which requires that:

there is an economic relationship between the hedged item and the hedging instrument;

the effect of credit risk does not dominate the value changes that result from that economic relationship; the hedge ratio of the hedging relationship is the same as that actually used in the economic hedge; and

the effects of the forthcoming reforms to reference rates, as this might have a different impact on the hedged item and the hedging instrument, see note 14 for further information.

Fair-value hedge accounting. Fair-value hedge accounting is used for transactions in which one or several derivatives are used to hedge the interest-rate risk that has arisen from a fixed-rate financial asset or liability. When applying fair-value hedging, the hedged item is revalued at fair value with regard to the risk being hedged. SEK defines the risk being hedged in fair-value hedge accounting as the risk of a change in fair value with regard to a chosen reference rate (referred to as interest-rate risk). The hedged item may be a component of the financial asset or liability, i.e., comprises less than the entire fair value change for the financial asset or liability. That could be a component of the nominal amount or the tenor of the item. The hedging instrument may consist of one or several derivatives that exchange fixed interest for floating interest in the same currency (interest-rate derivatives) or one or several instruments that exchange fixed interest in one currency for floating interest in another currency (interest and currency derivatives), in which case the currency risk is a part of the fair value hedge.

Both at inception of the hedge and on an ongoing basis, SEK’s hedging relationships are expected to be highly effective in achieving offsetting changes in fair values attributable to the hedged risk. An assessment of effectiveness is performed by comparing critical terms for the hedged item and the hedging transaction. If they are identical, but reversed, the hedge relationship is regarded 100% effective. The hedge ratio is 1:1 other than in specific circumstances where SEK may choose a hedge ratio other than 1:1 in order to improve the effectiveness. Potential sources of ineffectiveness in the hedge relationship are:

changes in timing of the payment of the hedged item,

use of an existing derivative with a non-zero fair value,

changes in timing of the trade date of the derivative and the validation of the hedge relationship,

the different treatment of currency basis in calculating changes in the fair value of the hedging instrument and hedged item and a significant change in the credit risk of either party to the hedge relationship.

The credit risk of the entities is monitored by the Credit Department on an ongoing basis. The risk associated with SEK and the counterparty at the inception of the hedge relationship is considered minimal and does not dominate the value changes that result from the economic relationship. This will be reassessed in cases where there is a significant change in either party’s circumstances, for example if the counterparty is in default. In addition, the hedging instruments used by SEK consist of derivatives subject to margining, clearing and cash collateralization, which significantly reduced the credit risk for both parties involved. Therefore, the credit risk is unlikely to dominate the change in fair value of the hedging instrument.

Ineffectiveness is defined as the difference between the fair value change relating to the hedged risk of the hedged item and the fair value change relating to the hedging instrument. Any ineffectiveness is recognised automatically in profit or loss as a result of separately remeasuring the hedged item and the hedging instrument.

If a hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio but the risk management objective for that designated hedging relationship remains the same, the hedge ratio of the hedging relationship must be adjusted (i.e., rebalances the hedge) so that it meets the qualifying criteria again. Hedge accounting is discontinued prospectively only when the hedging relationship (or a part of a hedging relationship) ceases to meet the qualifying criteria (after any rebalancing). This includes instances when the hedging instrument expires or is sold, terminated or exercised.

If a fair-value hedge relationship no longer fulfills the requirements for hedge accounting, that component of the hedged item ceases to be measured at fair value and is measured at amortized cost, and the previously recognized fair-value changes for the hedged item are amortized over the remaining tenor of the previously hedged item.

Cash flow hedges. Cash flow hedge accounting is used for transactions in which one or several derivatives hedge risk for variability in the cash flows from a floating-rate financial asset or liability. When hedging cash flows, the hedged asset or liability is measured at amortized cost and changes in fair value in the hedging instrument are recognized in other comprehensive income. When the hedged cash flow is recognized in profit or loss, the value changes in the hedging instrument in the Statement of Comprehensive Income are reclassified from other comprehensive income to profit or loss. SEK defines the risk hedged in a cash flow hedge as the risk of variability of cash flows with regard to a chosen reference rate (referred to as cash flow risk). The hedging instrument may consist of one or several derivatives that exchange floating interest for fixed interest in the same currency (interest-rate derivatives) or one or several derivatives that exchange floating interest in one currency for fixed interest in another currency (interest and currency derivatives).

If a cash flow hedge relationship no longer fulfills the requirements for hedge accounting, and accumulated gains or losses related to the hedge have been recorded in equity, such gains or losses remain in equity and are amortized through other comprehensive income to net interest income over the remaining tenor of the hedged item.

(viii) Principles for determination of fair value of financial instruments

The best evidence of fair value is prices in an active market. Fair-value measurements are categorized using a fair-value hierarchy. The financial instruments carried at fair value in the Statement of Financial Position have been categorized under the three levels of the fair-value hierarchy according to IFRS that reflect the significance of inputs. The categorization of these instruments is based on the lowest level of input that is significant to the fair value measurement in its entirety. SEK uses the following hierarchy for determining and disclosing the fair value of financial instruments, based on valuation techniques:

Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities;

Level 2: valuation models for which all inputs with a significant effect on the recorded fair value are observable, either directly or indirectly; and

Level 3: techniques which use inputs which have a significant effect on the recorded fair value that are not based on observable market data.

SEK recognizes transfers between levels of the fair-value hierarchy in the beginning of the reporting period in which the change has occurred.

For all classes of financial instruments (assets and liabilities), fair value is established by using internally established valuation models, externally established valuation models or observable market prices. If the market for a financial instrument is not active, fair value is established by using a valuation technique. The objective of using a valuation technique is to establish what the transaction price would have been at the measurement date in an arm’s length exchange based on normal business terms and conditions. Valuation techniques include using recent arm’s length market transactions between knowledgeable, willing parties, if available. Reference to the current fair value of another instrument that is substantially the same can also be used. If the aforementioned are not available, discounted cash flow analysis or option pricing models may be used for assessing the instrument’s value. Periodically, the valuation techniques are calibrated and tested for validity using prices from observable current market transactions in the same instruments, or based on any available observable market data, or compared with the counterparty’s prices.

In calculating fair value with valuation models, SEK seeks to use liquid, observable market quotes (market data) as far as possible, to best reflect the market’s view on prices. These market quotes are used, directly or indirectly, for the calculation of fair value. Examples of the indirect use of market data are:

the derivation of discount curves from observable market data, which is then interpolated to calculate the non-observable data points; and model parameters in quantitative models, which are used to calculate the fair value of a structured product, where the model is calibrated so that available market data can be used to recreate observable market prices on similar instruments.

In some cases, due to low liquidity in the market, there is no access to observable market data. In these cases, SEK follows market practice by basing its valuations on similar observable market data. One example is if there are no observable market prices for a bond it can be valued through a credit curve based on observable prices for instruments with the same credit risk.

For observable market data, SEK uses third-party information based on purchased contracts (such as Reuters and Bloomberg). This type of information can be divided into two groups, with the first group consisting of directly observable prices and the second of market data calculated from the observed prices.

Examples from the first group are — for various currencies and maturities — currency rates, stock prices, share index levels, swap prices, future prices, basis spreads and bond prices. The discount curves that SEK uses, which are a cornerstone of valuation at fair value, are constructed from observable market data.

Examples from the second group are the standard forms of quotes, such as call options in the foreign exchange market quoted through volatility, which is calculated so that the “Black-Scholes model” recreates observable prices. Further examples from this group are — for various currencies and maturities — currency volatility, swap volatility, cap/ floor volatilities, stock volatility, dividend schedules for equities and credit derivative spreads. SEK continuously assures the high quality of market data, and a thorough validation of market data is exercised quarterly in connection with the financial reporting.

For transactions that cannot be valued based on observable market data, the use of non-observable market data is necessary. Examples of non-observable market data are discount curves created using observable market data that are then extrapolated to calculate non-observable interest rates, correlations between different underlying market parameters and volatilities at long maturities. Correlations that are non-observable market data are calculated from time-series of observable market data. When extrapolated market data such as interest rates are used they are calculated by setting the last observable node as a constant for longer maturities. Non-observable market data, such as SEK’s own credit rating, are assessed based on recently completed emissions by SEK, or if no continuous flow of new transactions exist, spreads against other issuers, in those cases in which observable prices in the secondary market are unavailable.

The valuation models applied by SEK comply with accepted methods for pricing financial instruments. Fair value adjustments are applied by SEK when there are additional factors that market participants take into account and that are not captured by the valuation model. The independent risk function assesses the level of fair-value adjustments to reflect counterparty risk, SEK’s own credit rating and other non-observable parameters, where relevant.

Significant models for the valuation of financial instruments must receive approval from the Board’s Finance and Risk Committee. Other models are approved by the chief financial officer (“CFO”). New models for valuation are reported to the Board’s Finance and Risk Committee annually, together with the applicable validation. The use of a valuation model demands a validation and thereafter an approval. Validation is conducted by the independent risk function. Analysis of significant non-observable market data, fair-value adjustments and significant changes in fair values of level 3-instruments are reviewed on quarterly basis by plausibility checks. The valuation result is analyzed and approved by persons responsible for valuation and accounting, and discussed with the Audit Committee quarterly in connection with SEK’s interim reports.

(ix) Determination of fair value of certain types of financial instruments

Derivatives. Derivatives are recognized at fair value, and fair value is calculated based on established valuation models or market prices. When calculating fair value for derivative instruments, the impact on the fair value of the instrument related to credit risk (own or counterparty) is based on publicly quoted prices on credit default swaps of the counterparty or SEK, if such prices are available.

Issued debt instruments. When calculating the fair value of issued debt instruments, the effect on the fair value of SEK’s own credit risk is assessed based on internally established models founded on observations from different markets. The models used include both observable and non-observable parameters for valuation.

Issued debt instruments that are compound financial instruments with embedded derivatives. SEK issues debt instruments in many financial markets. A large portion of these are compound financial instruments with embedded derivatives. SEK’s policy is to hedge the risks in these instruments using derivatives in order to obtain effective financial hedges. The entire compound financial instruments are irrevocably classified as financial liabilities measured at fair value through profit or loss, and accordingly derivatives are not separated. As there are no quoted market prices for these instruments, valuation models are used to calculate fair value. The method applied for calculating gains and losses that arise from changes in SEK’s own credit risk (OCA) is based on the change in the credit risk for the financial liability from  initial recognition. In practice, this means that OCA incorporates market movements not related to changes in benchmark rates or the embedded derivatives.

(x) Impairment of financial assets

The impairment of exposures are based on expected credit losses (ECL). All assets measured at amortized cost, including credit commitments and financial guarantees, are to be tested for any impairment.

The model for calculating ECL is based on an exposure being at one of three different stages. Initially, all exposures were at stage 1. Stage 1 also includes exposures where the credit risk is no longer significantly higher and which have therefore been reclassified from stage 2. In stage 1, the ECL calculation should correspond to provisions based on expected credit losses for the forthcoming 12-month period (12mECL). Where the credit risk has increased significantly since initial recognition, the exposure is moved to stage 2. Stage 2 also includes exposures where the counterparty/exposure is no longer in default and which have therefore been reclassified from stage 3, as well as a smaller portion of exposures that lack an initial rating and where the rating is below BBB. In stage 2, the provision is based on expected credit losses over the remaining lending period of the asset (LTECL). If the exposure moves into default, it is moved to stage 3, where the ECL calculation continues to be based on LTECL. 12mECL comprises the part of LTECL that arises from expected credit losses based on the probability of default (PD) within 12 months of the reporting date. Both LTECL and 12mECL are calculated on an individual basis.

SEK has chosen to use credit rating models for all exposures, in other words, to calculate expected credit losses (ECL) by using the probability of default (PD), loss given default (LGD) and exposure at default (EAD).

Significant increase in credit risk. A significant increase in credit risk is a relative assessment, whereby the credit quality at the reporting date is compared with the initial credit quality when the exposure was recognized. The starting point when assessing what should be included as criteria for the assessment of credit risk is the existing process for following up credit risk and credit risk management within SEK. All counterparties are given a risk rating, which means that risk classification forms the basis for follow-up should a significant increase in credit risk have occurred. Moreover, other indicators currently in use to follow up credit risk in exposures and of counterparties, include the number of days past due, forbearance measures and other risk raising factors, such as deviations from covenants. These indicators are applied to assess credit risk and whether a significant increase in credit risk has occurred.

Risk classification. A significant increase in credit risk is defined based on a deterioration by a number of steps in the initial rating and where a separation is made between exposures with an initial rating of AAA to A - and others.

Number of days past due. SEK applies the presumption specifically stated in IFRS 9 and applies a more than 30-days-past-due criterion for receivables when assessing a significant increase in credit risk. All exposures that are more than 30-days-past-due will therefore be included in stage 2 and the LTECL will be calculated for these exposures. To ensure that there is no longer a significant increase in credit risk, a waiting period is applied following the resumption of payments and all past-due receivables being extinguished for the exposure. Appropriate waiting periods are assessed on an ongoing basis to, at any given time, ensure that a reasonable waiting period is set given SEK’s exposures and payment structures.

Forbearance measures. Exposures encompassed by forbearance measures have a raised credit risk assessment and, therefore, will also be assessed as having a significant increase in credit risk on application of IFRS 9. Similar to the days-past-due criterion, a waiting period will be applied to ensure the exposure no longer has a raised credit risk at the time it is returned to stage 1. Appropriate waiting periods are assessed on an ongoing basis to, at any given time, ensure that a reasonable waiting period is set given SEK’s exposures and the reasons the exposure was marked for forbearance.

Other risk raising factors. Other factors can exist that indicate an exposure or a counterparty has an increased credit risk, which are not captured by a change in the risk classification, days-past-due or forbearance measures. Examples of these include recurring waivers that impact credit risk, sector trends and extraordinary changes in the management and/or Board of Directors. To capture these risk-raising factors, the management can conduct a specific qualitative assessment of the significant increase in credit risk at a counterparty. Since this assessment comprises a qualitative expert assessment, the waiting period for any transfer to stage 1 will be taken into consideration in the assessment and no extra waiting period will be applied.

Default. If the exposure moves into default, it is moved to stage 3, where the ECL calculation continues to be based on LTECL. Default is a key concept to the calculation of ECL, since ongoing assessments are made of how likely an exposure is to enter default and of the amount SEK is expected to lose on the exposure should it default.

In the financial reporting when applying IFRS 9, default is defined as:

SEK assesses that it is unlikely that the counterparty will meet its loan commitments in full, irrespective of whether collateral or guarantees are used, and independent of any overdue amount or the number of calendar days since they fell due for payment. This also includes special reasons, such as the risk counterparty’s financial position or equivalent is such that it finds itself in a position which — from a creditor’s perspective — does not correspond to any form of composition or insolvency procedure. This is termed “unlikely to pay.”

The risk counterparty is more than 90 calendar days past due with the payment of a receivable.

If any exposure to a counterparty is deemed in default, all exposures to that counterparty are deemed in default. When an exposure or a counterparty that was previously classified as being in default no longer meets this definition, the exposure or counterparty should no longer be deemed in default. To ensure that default status no longer applies, a waiting period is applied after the moment the exposure or counterparty is no longer deemed to be in default and can accordingly return to stage 2.

Calculation of expected credit losses (ECL). The ECL is based on SEK’s objective expectation of how much it will lose on the exposure given its knowledge on the reporting date and after taking into consideration what could occur in the future. The ECL is a probability-weighted amount that is determined by evaluating the outcome of several possible stages, and where the data taken into consideration comprises both information from previous conditions, the current conditions and forecasts of future economic conditions. The expected credit loss should be calculated on the gross counterparty, in other words the borrower, which means that the PD, as defined below, for the borrower is used in the model.

Moreover, the LGD should incorporate actual future expectations, in other words, all cash flows including guarantees. The calculation of ECL is point-in-time and the included parameters PD, LGD and EAD are all point-in-time and should not be confused with the corresponding parameters for capital adequacy.

Probability of default (PD). PD is the likelihood that a counterparty defaults on one or more exposures on a one-year horizon (for stage 1) or for the entire lending period (for stages 2 and 3). When calculating expected credit losses under IFRS 9, PD represents the probability of default at a specific point-in-time in an economic cycle (point-in-time PD). The two most important data sources for PD models are Standard & Poor’s and the World Bank’s database, where we obtain default statistics and transition matrices as well as macroeconomic series and GDP growth forecasts. SEK has chosen to create a PD segmentation at both geographic and industry levels.

SEK’s method entails three scenarios being prepared for each PD curve: a base scenario, a downturn scenario, and an upturn scenario.

The three scenarios are defined by a weight allocated to each scenario; the weights should add up to 1, in other words 100%. The World Bank’s forecast forms the base scenario. The other scenarios are prepared quarterly by a cross-functional group at SEK, and are then adopted by the Board’s Credit Committee. By allocating a weight to each PD curve, we define our expectations of future macroeconomic trends.

Loss Given Default (LGD). LGD is the amount expressed as a percentage of the credit exposure that on default, SEK expects to lose from the defaulting counterparty. The same segments are used for preparing the LGD as are used for the PD, with the addition of the division into large corporates and small and medium-sized enterprises for non-financial companies. Due to the low historic rate of default in SEK’s lending, the LGD is modeled by using default data from Global Credit Data (GCD), with the exception of the Sovereign segment, where LGD is prepared based on a qualitative assessment.

When estimating expected losses in cash flows, collateral and other credit enhancements included in the terms and conditions are taken into consideration, subject to the prerequisite that they are not reported separately by the Company. The LGD used for estimating ECL should take into consideration all cash flows that could be collected in the case of a default. These also include the cash flows that SEK can expect from collateral and guarantees included in the terms and conditions. Accordingly, the LGD takes into consideration guarantees where the exposure guaranteed with a guarantee included in the terms and conditions unless an increased correlation between the borrower and the guarantee counterparty is deemed to exist.

Exposure at default (EAD). The impairment requirement under IFRS 9 applies for all financial assets measured at amortized cost. Moreover, this encompasses accepted undisbursed binding offers and financial guarantees issued, which are recognized off balance sheet until used. In the above regard, an assessment is to be made of the scope of the default by the borrower on default, since only that amount should be included in the ECL estimate. These are generally termed credit conversion factors (CCF).

The ECL estimate is performed based on the appearance of the exposure at default, which means that the repayment structure and any expectations in terms of early repayment or extension clauses in the agreement need to be considered when assessing the EAD. Based on the completed analyses, contractual maturities are assessed given the repayment structures as being a good approximation of the expected maturities on which the ECL is to be estimated. No specific pattern exists regarding early repayment, which could possibly comprise the basis for another approach.

For existing facilities (accepted, undisbursed), two different credit conversion factors (CCFs) exist depending on when default occurs: (1) for default within one year, calculated using default data from GCD; and (2) for default after one year, calculated using internal default data. For binding offers regarding existing facilities, CCFs are based on historic internal data regarding the proportion of binding offers that are used. CCFs are used together with the preliminary repayment plan for both the utilized and unutilized portions of existing facilities to model the future exposure on default.

Impairment of an asset’s carrying amount is made to a reserve account which, in the Consolidated Statement of Financial Position, reduces the line item to which it relates.

Charge-offs are recorded when a loss has been confirmed, that is that it is evident that it is highly unlikely that any remaining part of SEK’s claim on a counterparty will be reimbursed within the foreseeable future and when there exists no guarantee or collateral covering the claim. Charge-offs may also be made once bankruptcy proceedings have been concluded and a final loss can be established, taking into account the value of any assets held by the bankruptcy estate and SEK’s share of these assets.

Recoveries are recorded only if there is virtual certainty of collection, such as in the aftermath of a bankruptcy proceeding when the payment due to SEK has been finally determined.

Restructured loan receivables pertain to loan receivables where SEK has granted concessions to the borrower as a result of the borrower’s deteriorated financial position. Following a restructure, normally, the loan receivable is no longer considered doubtful if the obligation is being met in compliance with the new terms and conditions. Concessions granted in connection with loan restructuring are regarded as credit losses.

(i) Tangible assets

Items of tangible assets are measured at cost, less accumulated depreciation and accumulated impairment losses. Cost includes expenditures that are directly attributable to the acquisition of the asset. Tangible assets are depreciated using the straight-line method over their estimated useful lives. Average useful lives, depreciation methods and residual values are evaluated and tested annually. No depreciation is carried out from the time that an asset is classified as an asset held-for- sale. The right-of-use assets according to IFRS 16 Leases are accounted for as tangible assets when the underlying assets are tangible assets. SEK account or right-of-use assets for rental premises as tangible assets.

(j) Intangible assets

Intangible assets comprise mainly the capitalized portion of investments in IT systems. Expenses that are directly attributable to large investments in the development of IT systems are recognized as intangible assets if they are expected to generate future economic benefits. The capitalized portion of investments in IT systems includes expenses related to the intangible asset, such as consulting fees and expenses for Group personnel who have contributed to producing the intangible asset. Each intangible asset is amortized using the straight-line method over an estimated useful life from the date the asset is available for use. Average useful lives are evaluated and reconsidered on a yearly basis. An annual impairment test is performed on intangible assets not yet used.

(k) Employee benefits

SEK sponsors both defined-benefit and defined-contribution pension plans.

(i) Defined-contribution plans

A defined-contribution pension means that the size of the premium is predetermined, such as is the case with the BTP1 and BTPK plans. A defined-contribution plan is a post-employment benefit plan under which an entity pays fixed contributions into a separate legal entity and has no legal or constructive obligation to pay further amounts. Obligations for contributions to defined-contribution pension plans are recognized as an employee benefit expense in profit or loss at the rate at which they are accrued by employees providing services to the entity during a period. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in future payments is available.

(ii) Defined-benefit plans

Defined-benefit pension plans means that the pension benefit is predetermined, such as is the case with the BTP2 plan. Defined-benefit plans are post-employment benefit plans other than defined-contribution plans. The present value of the net obligation for defined-benefit plans is calculated separately for each plan by estimating the amount of future benefits that employees have earned in return for their service in the current and prior periods. The net obligation is recognized in the balance sheet at its present value less the fair value of any plan assets.

The cost for defined-benefit plans is allocated over the employee’s service period. The calculation is performed annually by independent actuaries. The obligations are valued at the present value of the expected future disbursements, taking into consideration assumptions such as expected future pay increases, rate of inflation and mortality rates. The discount rate used is the equivalent of the interest rate on the reporting date for Swedish mortgage bonds, with a remaining term approximating that of the actual commitments. Changes in actuarial assumptions and experience-based adjustments to obligations may result in actuarial gains or losses. These actuarial gains and losses are reported together with the difference between the actual and expected return on pension assets in other comprehensive income as incurred. Service cost, gains/losses from changes in plans, and the interest net of pension assets and liabilities are recognized in profit or loss. The companies of the Group participate in various collective pension plans covering all employees. Sufficient information is available to allow the calculation of SEK’s proportionate share in the defined-benefit liabilities, assets and the costs for these plans. The future costs of the plans may change accordingly if the underlying assumptions of the plans change.

(l) Equity

Equity in the Consolidated Group consists of the following items: share capital; reserves; retained earnings; and net profit for the year. Reserves consist of the following items: the reserve for fair-value changes in respect of derivatives in cash-flow hedges (hedge reserve); the reserve for fair-value changes with respect to changes in SEK’s credit risk (own credit risk reserve) and the reserve for remeasurement in respect of defined-benefit pension plans (reserve for defined-benefit pension plans).

(m) Taxes

Income tax on the profit or loss for the year comprises current and deferred taxes. Current tax is tax expected to be payable on taxable income for the fiscal year. Deferred tax includes deferred tax in the untaxed reserves of the individual Group companies and deferred taxes on other temporary fiscal differences. Deferred tax is calculated with an expected tax rate of 21.4 percent (2018: 22.0 percent). Deferred tax is calculated on all taxable temporary differences, regardless of whether a given temporary difference is recognized in profit or loss, or through other comprehensive income. A temporary difference is the difference between the recognized and fiscal values of an asset or a liability.

(n) Earnings per share

Earnings per share are calculated as net profit divided by the average number of shares. There is no dilution of shares.

(o) Statement of Cash Flows

The Statement of Cash Flows shows inflows and outflows of cash and cash equivalents during the year. SEK’s Statement of Cash Flows has been prepared in accordance with the indirect method, whereby operating profit is adjusted for effects of non-cash transactions such as depreciation and credit losses. The cash flows are classified under operating, investing and financing activities. Cash and cash equivalents include cash at banks where amounts can be immediately converted into cash and short-term deposits where the time to maturity does not exceed three months from the acquisition date.

(p) Critical accounting policies, assumptions and estimates

When adopting and applying the Group’s accounting policies, in certain cases, the management makes judgments and estimates that have a significant effect on the amounts recognized in the Financial Statements. These estimates are based on past experience and assumptions that the Company believes are fair and reasonable. These estimates and the judgments behind them affect the reported amounts of assets, liabilities, income and expenses as well as disclosures. Actual outcomes can later differ from the estimates and the assumptions made.

SEK considers the judgments made related to the following critical accounting policies to be the most significant:

Functional currency of the Parent Company; and

That SEK should be regarded as an agent with respect to the CIRR-system.

Furthermore, SEK has identified the following key sources of estimation uncertainty when applying IFRS:

Fair value assessments of certain financial instruments; and

Provisions for expected credit losses.

(i) Functional currency of the Parent Company

SEK has established that the Swedish krona (Skr) is its functional currency under IFRS. Large portions of its assets, liabilities and related derivatives are denominated in foreign currencies. Under IFRS, both assets and liabilities are translated at closing exchange rates and the differences between historical book values and current values are recognized as currency exchange effects in the Statement of Comprehensive Income. These differences largely offset each other, causing the net result not to be a material amount in relation to total assets and liabilities in foreign currency. This reflects the economic substance of SEK’s policy of holding assets financed by liabilities denominated in, or hedged into, the same currency. See note 26 for information on SEK’s positions in foreign currency.

(ii) That SEK should be regarded as an agent with respect to the CIRR-system.

SEK has determined that the CIRR-system should be considered to be an assignment whereby SEK acts as an agent on behalf of the Swedish government rather than being the principal in the individual transactions. This assessment has been made based on a number of factors, such as: (i) although it does in form, SEK does not in substance bear the risks and benefits associated with ownership; (ii) SEK does not have discretion in establishing prices; and (iii) SEK receives compensation in the form of a fixed commission. SEK has consequently presented the economic activities of the CIRR-system on a net basis in profit or loss, rather than the gross amounts collected, in accordance with the owner instruction from the State. If SEK were regarded as a principal with respect to the CIRR-system, all revenues and expenses in the CIRR- system would be regarded as revenues and expenses of SEK. However, the net effect on SEK’s operating profit would be unchanged. For information on the CIRR-system, refer to note 24.

(iii) Fair value assessments of certain financial instruments

SEK recognizes a large part of the balance sheet at fair value, primarily interest-bearing securities recognized on the lines Treasuries/Government bonds and Other interest-bearing securities except loans, derivatives and issued debt. When financial instruments are recognized at fair value, these amounts are calculated on the basis of market prices, valuation models, valuations conducted by external parties and discounted cash flows. SEK’s financial instruments are predominantly not subject to public trading and quoted market prices are not available. When recognizing the amounts for assets, liabilities and derivatives, as well as income and expenses, it is necessary to make assumptions and assessments regarding the fair value of financial instruments and derivatives, particularly if they comprise unquoted or illiquid securities or other instruments of debt. Should the conditions underlying these assumptions and assessments change, the recognized amounts would also change. Refer to note 26 for further information about the impact on the value of financial assets and liabilities of a one percentage point movement in the market interest rate. Other valuation models or assumptions could produce different valuation results. SEK makes judgments regarding what the most appropriate valuation techniques are for the different financial instruments based on their categories. In all cases, the decision is based on a professional assessment pursuant to SEK’s accounting and valuation policies. The use of a valuation model demands a validation and thereafter an approval, in addition to approval of all models at least annually. The valuation models applied by SEK comply with accepted methods for pricing financial instruments. Fair- value adjustments are applied when there are additional factors that market participants take into account and that are not captured by the valuation model. A CVA (Credit Value Adjustment) and DVA (Debt Value Adjustment) are made to reflect the counterparty’s credit risk and SEK’s own credit rating, which affects the fair value of the derivatives (see note 13, for fair value changes related to credit risk.)

When financial assets or liabilities are recognized at fair value, the instruments are recognized at their full fair value, including any credit spreads. When quoted market prices are not available for such instruments, certain assumptions must be made about the credit spread of either the counterparty or one’s own credit spread, depending on whether the instrument is an asset or a liability.

Developments in the financial markets have to some extent affected the prices at which SEK’s debt is issued. These changes, which are different in different markets, have been included in the calculation of fair value for these liabilities. SEK issues debt instruments in many financial markets. A large portion of these are compound financial instruments with embedded derivatives. SEK’s policy is to hedge the risks in these instruments using derivatives with corresponding structures in order to obtain effective economic hedges. Such compound financial instruments are classified as financial liabilities measured at fair value. As there mostly are no market quotes for this group of transactions, valuation models are used to calculate fair value. The gross value of these instruments and derivatives, which effectively hedge each other, requires complex judgments regarding the most appropriate valuation technique, assumptions and estimates. If other valuation models or assumptions are used, or if assumptions are changed, this could produce other valuation results. Excluding the impact on the valuation of credit spreads on SEK’s own debt and basis spreads, such changes in fair value would generally offset each other.

SEK uses derivative instruments to mitigate and reduce risks attributable to financial assets and liabilities. In order to mitigate counterparty risk, i.e., the form of credit risk generated from derivative transactions, SEK enters into such transactions only with counterparties with good credit ratings. Moreover, SEK endeavors to enter into ISDA Master Agreements with Credit Support Annexes (CSAs) with its counterparties. This means that the highest allowed risk level is established in advance, regardless of what changes in market value may occur.

Derivatives are measured at fair value with reference to listed market prices where available. If market prices are not available, valuation models are used instead. SEK uses a model to adjust the fair value of the net exposure for changes in SEK’s or the counterparty’s credit quality. The models use directly observable market parameters if such are available.

As of December 31, 2019, financial assets and liabilities for which valuation models were used, and where market inputs with a significant effect on the recoded fair value are observable (level 2) amounted to Skr 32 billion (2018: Skr 64 billion) and Skr 31 billion (2018: Skr 32 billion) 11 percent and (2018: 22 percent) 10 percent (2018: 12 percent) of total financial assets and total financial liabilities respectively). Financial assets and liabilities for which valuation included significant non-observable parameters (level 3) amounted to Skr 2 billion (2018: Skr 2 billion) and Skr 46 billion (2018: Skr 54 billion) 1 percent and (2018: 1 percent) 16 percent (2018: 19 percent) of total financial assets and total financial liabilities respectively). The assessment of non-observable parameters included in models for assessing market value are associated with subjectivity and uncertainty, which can impact the results recognized for specific positions. Despite SEK using appropriate valuation models which are consistent with those used in the market, other models and assumptions for determining the fair value of financial instruments could result in other fair value estimates on the reporting date. At December 31, 2019, the total minimum and maximum effects of changing one or more non-observable parameters to reflect the assumptions under other reasonable circumstances for level 3-instruments amounted to Skr -172 million (2018: Skr -243 million) and Skr 175 million (2018: Skr 242 million) respectively. Refer to note 13 for information regarding value changes for assets and liabilities if non-observable market parameters are changed and section (h) (viii) above for the Principles for determination of fair value of financial instruments.

(iv) Provisions for expected credit losses

Provisions are estimated using quantitative models, which incorporate inputs, assumptions and methodologies that involve a high degree of management judgement. In particular, the following can have a significant impact on the level of impairment provisions: determination of a significant increase in credit risk, incorporation of forward-looking macroeconomic scenarios and measurement of both 12-month and lifetime expected credit losses. A significant increase in credit risk is defined by SEK based on a deterioration by a number of steps from the initial rating. On December 31, 2019 if the definition of significant increase in credit risk had been one less step of deterioration the impairments would have been Skr 23 million higher (2018: Skr 29 million), and if the definition had been one more step of deterioration the impairments would have been Skr 1 million lower (2018: Skr 1 million). SEK’s method of calculating probability of default entails three scenarios being prepared for each PD curve. The three scenarios are defined by a weight allocated to each scenario. On December 31, 2019 if the probability of a downturn scenario, or an upturn scenario, would have been weighted with 100% probability the impairments would have been Skr 11 million higher (2018: Skr 10 million) or Skr 16 million lower (2018: Skr 10 million), respectively. On December 31, 2019, SEK’s total lending including off-balance sheet exposures amounted to Skr 277 billion (2018: Skr 265 billion)  and the related impairment reserve amounted to Skr 128 million (2018: Skr 139 million). If, for example, the actual amount of total future cash flow were to have been 10 percent higher or lower than the estimate, this would have affected operating profit for the fiscal year ended December 31, 2019 by an additional approximately Skr 13 million (2018: Skr 14 million) and equity at the same date by approximately Skr 10 million (2018: Skr 11 million). A higher total future cash flow would affect operating profit and equity positively, while a lower total future cash flow would affect operating profit and equity negatively.

(q) New standards and amendments to standards and interpretations not yet adopted and considered relevant to SEK

IFRS or IFRS IC interpretations that are not yet applicable are not expected to have a material impact on SEK’s Financial Statements, capital adequacy or large exposure ratios.